John Hancock Funds III

Classic Value Mega Cap Fund

Supplement dated May 11, 2007

to the Class A, B and C, Class I, Class NAV, Class R1 Shares Prospectuses

Dated March 1, 2007

Effective May 7, 2007, the name of the Classic Value Mega Cap Fund has been changed to the John Hancock Classic Value Mega Cap Fund.

322MPS

John Hancock Funds III

Global Shareholder Yield Fund

Supplement dated May 11, 2007

to the Class A, B and C, Class I, Class NAV, Class R1 Shares Prospectuses

Dated March 1, 2007

Effective May 7, 2007, the name of the Global Shareholder Yield Fund has been changed to the John Hancock Global Shareholder Yield Fund.

32MPS2

John Hancock Funds III

Supplement dated May 11, 2007

to the Statement of Additional Information

Dated March 1, 2007

Effective May 7, 2007, the names for the Classic Value Mega Cap Fund and the Global Shareholder Yield Fund, have been changed to the John Hancock Classic Value Mega Cap Fund and the John Hancock Global Shareholder Yield Fund, respectively.

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The disclosure under the “Descriptions and Risks of Fund Investments” section under the heading “Lending Securities” is amended and restated as follows:

Each Fund may lend its securities so long as such loans do not represent more than 33 1/3% of the Fund’s total assets. As collateral for the lent securities, the borrower gives the lending portfolio collateral equal to at least 100% of the value of the lent securities. The collateral may consist of cash or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The borrower must also agree to increase the collateral if the value of the lent securities increases. As with other extensions of credit, there are risks that collateral could be inadequate in the event of the borrower failing financially, which could result in actual financial loss, and risks that recovery of loaned securities could be delayed, which could result in interference with portfolio management decisions or exercise of ownership rights. The collateral is managed by an affiliate of the Adviser. In addition, a Fund may lose its right to vote its shares of the loaned securities at a shareholders meeting unless it recalls the loaned securities in advance of the record date for the meeting. Each Fund entered into an agreement with Morgan Stanley & Co. Incorporated and MS Securities Services Inc. (collectively, “Morgan Stanley”) which permits a Fund to lend securities to Morgan Stanley on a principal basis. It is presently anticipated that Morgan Stanley will be the primary borrower of securities of the Funds. The risk of having one primary borrower of Fund securities (as opposed to several borrowers) is that should Morgan Stanley fail financially, all securities lent will be affected by the failure and by any delays in recovery of the securities (or in the rare event, loss of rights in the collateral).

JHFIIISAIS